Prepaid expenses and other current assets	12 Months Ended
Dec. 31, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses and other current assets	Prepaid expenses and other current assets

	As of December 31,
(in thousands)	2022	2021
Prepaid advertising	€6,284	€5,078
Other prepaid expenses	2,035	4,968
Other assets	350	227
Total	€8,669	€10,273
In January 2021, we entered into a long-term marketing sponsorship agreement for various marketing rights beginning July 1, 2021. The first three contractual installment payments under this agreement have been paid and as of December 31, 2022, €4.3 million has been included within prepaid advertising in the above table.